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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2005


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                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


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           Delaware                    0-22818              22-3240619
(State or other jurisdiction         (Commission         (I.R.S. Employer
      of incorporation)              File Number)       Identification No.)

                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

The Merger Agreement

     On August 23, 2005, the Hain Celestial Group, Inc. (the "Company") entered into an Agreement and Plan of Merger dated as of August 23, 2005 (the "Merger Agreement") with Spectrum Organic Products, Inc. ("Spectrum") whereby, upon the terms and subject to the satisfaction or waiver of the conditions contained therein, the Company will acquire all of the issued and outstanding stock of Spectrum through a merger of Spectrum with and into a wholly-owned subsidiary of the Company.

     Upon the effective time of the merger, the Company will pay approximately $0.705 per share, adjusted to reflect Spectrum's estimate of their expenses and the price adjustment provisions set forth in the Merger Agreement. The total equity consideration to be paid by the Company is expected to be approximately $34,500,000, which shall be comprised of 50% cash and 50% of the Company's common stock. The value of the common stock portion of the consideration is subject to an adjustment based upon the closing price of the Company's common stock immediately prior to the closing of the merger, which is expected to take place in November 2005. The transaction has been approved by the boards of directors of both companies and is subject to approval by Spectrum's shareholders. The merger is intended to qualify for federal income tax purposes as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended.

     The Company and Spectrum have each made customary representations, warranties and covenants in the Merger Agreement, including Spectrum covenanting not to solicit alternative transactions or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.

     The consummation of the merger is subject to customary conditions, including, among others, the approval of Spectrum's shareholders, the absence of any order or injunction prohibiting the consummation of the merger, the approval of the Company's shares of common stock for listing on the National Market System of the Nasdaq Stock Market, Inc. and each of the Company and Spectrum having performed their respective obligations pursuant to the Merger Agreement.

     The Merger Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The above description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

     On August 23, 2005, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.


The Voting and Support Agreement

     Concurrent with the execution and delivery of the Merger Agreement and as a condition to the willingness of the Company to enter into the Merger Agreement, Jethren Phillips, Spectrum's Chairman of the Board of Directors, who beneficially owns an aggregate of approximately 58% of the outstanding shares of Spectrum capital stock, entered into a Voting and Support Agreement with the Company pursuant to which Mr. Phillips has agreed to vote certain shares, beneficially owned by him and representing 40% of the outstanding shares of Spectrum's capital stock, in favor of the adoption of the Merger Agreement.

     The Voting and Support Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The above description of the Voting and Support Agreement is qualified in its entirety by reference to the full text of the Voting and Support Agreement.



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Item 9.01. Financial Statements and Exhibits


(c) Exhibits. The following exhibits are filed herewith:


    Exhibit No.    Description
    -----------    -----------

    10.1 Agreement and Plan of Merger dated as of August 23, 2005, by and between The Hain Celestial Group, Inc. and Spectrum Organic Products, Inc.

    10.2 Voting and Support Agreement dated as of August 23, 2005, by and between The Hain Celestial Group, Inc. and Jethren Phillips.

    99.1           Press Release of the Company dated August 23, 2005.



Forward Looking Statements

     Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements may be identified by words such as "anticipate," "believe," "could," "estimate," "expect," "intend" and "plan" and similar terms used in connection with the Company's outlook, future financial and operating performance and strategic plans and objectives. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks relating to the consummation of the proposed transaction, including the risk that approval by Spectrum's shareholders might not be obtained in a timely manner or at all. In addition, statements relating to expected benefits of the proposed transaction are subject to risks relating to the timing and successful completion of product development and marketing efforts, integration of the businesses of the Company and Spectrum, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners and other risks detailed from time-to-time in the Company's reports filed with the Securities and Exchange Commission (the "SEC"), including the report on Form 10-K for the fiscal year ended June 30, 2004. The forward-looking statements made herein are current as of the date first set forth above, and the Company does not undertake any obligation to update forward-looking statements.

Additional Information and Where to Find It

     In connection with the proposed transaction, a registration statement for shares of the Company's common stock, including a proxy statement of Spectrum, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement, when available, as well as other filed documents containing information about the Company and Spectrum at www.sec.gov, the SEC's Web site. Free copies of the Company's SEC filings also are available on the Company's web site at www.hain-celestial.com, or by request to Mary Anthes, Vice-President - Investor Relations, The Hain Celestial Group, Inc., 58 South Service Road, Melville, New York 11747. Free copies of Spectrum's SEC filings also are available on Spectrum's web site at www.spectrumorganics.com, or by request to Investor Relations, Spectrum Organic Products, Inc., 5341 Old Redwood Highway, Suite 400, Petaluma, California 94954.


                                      -2-
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Participants in the Solicitation

The Company, Spectrum and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Spectrum stockholders with respect to the proposed transaction. Information regarding the Company's officers and directors is included in its 2004 Annual Meeting of Stockholders, as filed with the SEC on October 28, 2004. Information regarding the officers and directors of Spectrum is included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the SEC on March 24, 2005. More detailed information regarding the identity of potential participants and their interests in the solicitation will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 26, 2005

                                   THE HAIN CELESTIAL GROUP, INC.
                                       (Registrant)


                                   By:   /s/ Ira J. Lamel
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                                         Name:    Ira J. Lamel
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer